Financial Instruments and Fair Value	6 Months Ended
Jun. 30, 2026
Financial Instruments and Fair Value [Abstract]
Financial Instruments and Fair Value

Note 12 — Financial Instruments and Fair Value

Derivative financial instruments were presented as a current asset of MXN 4,699 thousand at June 30, 2026, compared with a current derivative liability of MXN 26,238 thousand at December 31, 2025. The outstanding contracts are USD/MXN forwards designated as cash-flow hedges of highly probable forecast inventory purchases and are classified within Level 2 of the fair-value hierarchy.

Financial instruments measured at amortized cost include trade receivables, accounts payable, lease liabilities and debt and borrowings. No financial-asset reclassifications were identified during the period.